UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 26, 2008
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA	91-1826900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas	77025
(Address of principal executive offices)	(Zip Code)

(800) 579-2302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Retirement of Principal Executive Officer

On September 26, 2008, Stage Stores, Inc. (the “Company”) issued a News Release announcing that as part of its planned succession process, effective November 3, 2008, Jim Scarborough, the Company’s Chairman and Chief Executive Officer, will be retiring after more than eight years with the Company.  Upon the effective date of Mr. Scarborough’s retirement, Andrew Hall, the Company’s President and Chief Operating Officer, will assume the position of President and Chief Executive Officer.  Mr. Scarborough will continue as Chairman of the Board.

A copy of the News Release is attached to this Current Report on Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99	News Release issued by Stage Stores, Inc. on September 26, 2008 announcing that James Scarborough will be retiring as Chief Executive Officer and that he will be succeeded by Andrew Hall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

September 29, 2008	/s/ Edward J. Record
(Date)	Edward J. Record
Executive Vice President and
Chief Financial Officer